UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 6, 2016

Date of Report (Date of earliest event reported)

MCORPCX, INC.

(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Spear Street, Suite 1100, San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

415-526-2655

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On October 5 2016, McorpCX, Inc. (the “Company”) announced that it has hired Michael Volkin as the Company’s new Sales and Marketing Director and has appointed Barwicki Investor Relations as the Company’s investor relations firm. A copy of the press release announcing the hiring of Mr. Volkin and the appointment of Barwicki Investor Relations is attached hereto as Exhibit 99.1.

On October 6 2016, McorpCX, Inc. (the “Company”) provided additional information relating to the engagement of Barwicki Investor Relations (“Barwicki IR”) as the Company’s investor relations firm further to the Company’s original October 5, 2016 news release is attached hereto as Exhibit 99.2.

ITEM 9.01	Exhibits

99.1	Press Release
99.2	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McorpCX, Inc.

Date: October 6, 2016	By:
	Name:	Michael Hinshaw
	Title:	President

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press Release
99.2	Press Release